Exhibit 99.1

180 Life Sciences Corp. – Corporate Updates

Announcing Acquisition of Advanced Gaming Technology Platform, Positive Progress on
Legacy CBD Formulation, and Strengthened Balance Sheet

Palo Alto, CA, October 3, 2024 – 180 Life Sciences Corp. (NASDAQ: ATNF) (the “Company” or “180”) is pleased to provide a corporate update covering several key initiatives.

CORPORATE UPDATE HIGHLIGHTS:

●	Company shifts focus and enters global iGaming market - completes a significant technology acquisition

●	Expected Compliance with Nasdaq Listing Rule 5550(b)(1) – Company expects to meet Nasdaq continued listing requirement which requires maintenance of stockholders’ equity of at least $2.5 million

●	Positive Study Results on CBD Pill Forms - 180 achieves promising study results showing faster absorption and improved bioavailability for its new CBD pill formulation

●	Strengthened Balance Sheet – Company enhances its financial position by settling meaningful legacy liabilities at substantial discounts, improving its flexibility for future growth while at the same time resolving certain legacy litigation matters

“We believe that this acquisition is a pivotal moment for the Company,” said Blair Jordan, Interim CEO of 180, who continued, “We believe this transaction not only satisfies Nasdaq’s minimum stockholder equity requirements for continued listing, but also sets the stage for the Company’s entry into the dynamic and fast-growing global iGaming industry. Our new Gaming Technology Platform offers a competitive edge with its seamless integration of blockchain and FIAT technologies, providing a unique solution in the marketplace.”

ACQUISITION OF IGAMING TECHNOLOGY PLATFORM:

The Company is thrilled to announce the acquisition of a comprehensive intellectual property package, consisting of a complete “back-end” technology solution for online casino operations (collectively, the “Gaming Technology Platform”). The acquisition,marks the beginning of a strategic shift toward the rapidly expanding iGaming industry.

The Gaming Technology Platform includes advanced components designed to support online casinos using blockchain technology. These components are as follows:

1.	Blockchain Casino Operations Back-End: A robust infrastructure designed to support casino game programming through secure and scalable server/cloud solutions, database management, and blockchain payment processing.

2.	Blockchain to FIAT Seamless Exchange Technology: A proprietary system allowing players to deposit and withdraw using cryptocurrency while maintaining FIAT-based wallets and gaming sessions. We believe that this cutting-edge technology offers a significant competitive advantage in the growing blockchain casino market.

3.	Blockchain API Technology: A sophisticated application program interface (API) that facilitates reliable FIAT-to-blockchain and blockchain-to-FIAT payment gateways, supporting credit cards, e-wallets, and multiple cryptocurrencies while enabling blockchain-exclusive online casino operations.

4.	Player Account Management: A secure system for managing player accounts, including registration, login, and player profiles, alongside know-your-client (KYC) and anti-money laundering (AML) compliance features.

5.	Loyalty Systems for Blockchain Users: A customer relationship management system designed to foster player loyalty and enhance the lifetime value of each customer by catering to blockchain users.

6.	Affiliate Tracking System: A tool to monitor traffic, registrations, and referral sources, allowing for scalable growth through affiliate partnerships and the distribution of referral fees and royalties.

The Company issued 1 million shares of a new series of Series B Convertible Preferred Stock (convertible into 40% of the Company’s then outstanding shares of common stock upon stockholder approval for such issuance) and warrants to purchase 3 million shares of common stock of the Company upon stockholder approval in consideration for the acquisition of the Gaming Technology Platform.

With this acquisition, 180 plans to undertake a rebranding and preparation phase, positioning itself to enter the global iGaming market. According to a report by Statista, the global online gaming sector is estimated to reach $97 billion in 2024 and is projected to grow to nearly $133 billion by 2029.1 Management believes the purchase of the Gaming Technology Platform positions the Company to capitalize on this significant market opportunity and create value for shareholders. In particular, the Gaming Technology Platform purchased by 180 uses blockchain technology, which we believe is rapidly emerging as the preferred technology platform for customers due to the high levels of transparency, fraud reduction and ease of access offered to clients. To become fully operational, the Company will be embarking on the acquisition or development of a “front-end” customer interface.

Additional information regarding the terms of the acquisition is described in greater detail in the Current Report on Form 8-K which the Company filed today with the Securities and Exchange Commission.

NASDAQ MINIMUM SHAREHOLDERS EQUITY REQUIREMENTS

Management believes that the acquisition of the Gaming Technology Platform enables the Company to satisfy Nasdaq’s continued listing stockholder equity requirement as of September 30, 2024.

[1]	https://www.statista.com/outlook/amo/online-gambling/worldwide

Nasdaq has provided the Company until October 15, 2024 to complete all public filings which will demonstrate the Company’s compliance with Nasdaq’s stockholder equity requirements. While the Company believes the acquisition has cured the Company’s prior stockholder equity non-compliance, the Company hasn’t yet received official word from Nasdaq regarding such compliance, and Nasdaq could require additional information or continue to deem us in non-compliance, which could result in the delisting of our common stock and warrants at the end of the extended compliance period.

POSITIVE CBD PILL FORM STUDY

In addition to its new gaming focus, 180 plans to retain its current portfolio of biotechnology intellectual property. The Company is actively exploring opportunities to maximize the value of its biotechnology assets through various corporate transactions, including joint ventures, partnerships, and outright sales. Management remains committed to optimizing the value of all assets for the benefit of shareholders.

The Company would like to highlight its most recent study results, involving the Company’s Synthetic CBD analogs (“SCAs”), which are man-made derivatives of cannabidiol (“CBD”). 180 aims to develop SCAs that are safe, non-psychoactive and formulated to improve efficacy and bioavailability – a real alternative to unregulated CBD. 180 previously announced results from a study comparing two new pill forms of CBD with the U.S. Food and Drug Administration (FDA)-approved liquid CBD drug, Epidiolex. The study involved 12 participants and found that one of the pill forms absorbed CBD faster and reached higher levels in the body than Epidiolex, while the other pill form was similar to Epidiolex. Both pill forms were well-tolerated.

CBD, which in certain studies has been found to be beneficial for conditions such as epilepsy, inflammation, PTSD, and pain, is typically taken as a liquid, which can lead to inconsistent absorption. The new pill forms, developed with “ProNanoLipospheres” technology, aim to solve this issue by improving uptake. These results suggest that solid CBD pills could offer a more reliable and convenient option for patients, with potential highly commercial benefits in the future.

STRENGTHENED BALANCE SHEET

In addition to completing the acquisition of the Technology Gaming Package and advancing the Company’s SCA program, management of the Company has also been successful in settling a variety of legacy debts and litigation matters. The debt settlements have helped de-leverage 180’s balance sheet through highly favorable, low-cost settlements. In addition, the Company has successfully resolved certain longstanding legacy litigation in a manner that we believe is highly advantageous, marking a significant milestone in our ongoing efforts to strengthen our position. We believe that this favorable resolution removes a major overhang, allowing the Company to focus fully on its core operations and strategic growth initiatives.

About 180 Life Sciences Corp. is a publicly-traded company that focuses on developing new technologies across multiple sectors. With its current portfolio of inflammation focused intellectual property and its recent acquisition of the Gaming Technology Platform, the Company believes it is positioned for growth in both the biotech and iGaming industries.

Forward-Looking Statements:

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market, including that the Company is not currently in compliance with Nasdaq’s continued listing standards, and is subject to delisting; the ability of the Company to build out a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cos thereof; our need for significant additional funding, the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; our ability to commercialize our drug candidates, if proven successful for treatment in trials; risks regarding whether the administrative processes required for the issuance of patents will be completed in a timely manner or at all; risks regarding the outcome of pharmaceutical studies, the timing and costs thereof, and the ability to obtain sufficient participants; the timing of, outcome of, and results of, clinical trials statements regarding the timing of marketing authorization application (MAA) submissions to the UK Medicines and Healthcare products Regulatory Agency (MHRA) and New Drug Application submissions (NDA) to the U.S. Food and Drug Administration (FDA), our ability to obtain approval and acceptance thereof, the willingness of MHRA to review such MAA and the FDA to review such NDA, and our ability to address outstanding comments and questions from the MHRA and FDA; statements about the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the uncertainties associated with the clinical development and regulatory approval of 180 Life Sciences’ drug candidates, including potential delays in the enrollment and completion of clinical trials, the costs thereof, closures of such trials prior to enrolling sufficient participants in connection therewith, issues raised by the FDA, the MHRA and the European Medicines Agency (EMA); the ability of the Company to persuade regulators that chosen endpoints do not require further validation; timing and costs to complete required studies and trials, and timing to obtain governmental approvals; 180 Life Sciences’ reliance on third parties to conduct its clinical trials, enroll patients, and manufacture its preclinical and clinical drug supplies; the ability to come to mutually agreeable terms with such third parties and partners, and the terms of such agreements; estimates of patient populations for 180 Life Sciences planned products; 180 Life Sciences’ ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; statements relating to expectations regarding future agreements relating to the supply of materials and license and commercialization of products; the availability and cost of materials required for trials; challenges and uncertainties inherent in product research and development, including the uncertainty of clinical success and of obtaining regulatory approvals; uncertainty of commercial success; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; our ability to attract and retain key personnel; changing market and economic conditions; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including global health care reforms; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for the Company’s potential drug products; the outcome of current litigation involving the Company; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company’s drug candidates, pipeline and programs, including collaborations with third parties; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company, the results of the Company’s clinical trial results and studies or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan
Interim Chief Executive Officer
Email address: bjordan@180lifesciences.com

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